UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 2, 2022
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Avis Budget Group, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-10308	06-0918165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6 Sylvan Way		07054
Parsippany,	NJ
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code (973) 496-4700
N/A
(Former name or former address if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	CAR	The Nasdaq Global Select Market

☐ Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On May 2, 2022, Avis Budget Group, Inc. (The "Company") reported its first quarter 2022 results. The first quarter 2022 results are discussed in detail in the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.

The information in this item, including Exhibit 99.1, is being furnished, not filed. Accordingly, the information in this item will not be incorporated by reference into any registration statement filed by the Company, under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 8.01 Other Events.

Share Repurchase Program

On May 2, 2022, the Company's board of directors approved a $2.0 billion increase to the Company’s existing share repurchase authorization. After giving effect to this increase, as of May 2, 2022, the Company had approximately $2.3 billion of available share repurchase authorization remaining.

Under the Company’s stock repurchase program, the Company repurchases shares from time to time in open market transactions, and may also repurchase shares in accelerated share repurchases, tender offers, privately negotiated transactions or by other means. Repurchases may also be made under a plan pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934, as amended. The timing and amount of repurchase transactions will be determined by the Company’s management based on its evaluation of market conditions, the Company’s share price, legal requirements, restricted payment capacity under its debt instruments and other factors. The stock repurchase program may be suspended, modified or discontinued at any time without prior notice.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated May 2, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIS BUDGET GROUP, INC.
By:	/s/ Cathleen DeGenova
Cathleen DeGenova Vice President and Chief Accounting Officer
Date: May 2, 2022